EXHIBIT 10.1
                            LEGAL SERVICES AGREEMENT

     This Legal Services Agreement (the "Agreement") is entered into this 12th day of July, 2001 is by and amongst Dynamic I-T, Inc. (the "Company") and M.A. Littman ("Attorney").

         WHEREAS, Attorney is providing legal services, and has provided legal services to Company in the past;

         WHEREAS, the Attorney is due approximately $40,000 as a result of prior services rendered to the Company to date;

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration receipt whereof is hereby acknowledged it is agreed.

     1. The Company hereby has engaged the Attorney for legal services and wishes to pay Attorney and has agreed to payment of fees due for services already rendered through issuance of stock.

     2. In consideration of the services already provided, Attorney shall receive a fee equal to 333,333 shares of the Company's common stock which shall be issued for $40,000 of the accrual due and owing as a result of prior services rendered to the Company by the Attorney. Further, the Company will issue 166,667 shares for services to be rendered in the immediate future.

     3. The Company will register all the compensation shares pursuant to a registration statement on Form S-8.

     4. Except as otherwise provided herein, any notice or other communication to any party pursuant to or relating to this Agreement and the transactions provided for herein shall be deemed to have been given or delivered when deposited in the United States Mail, registered or certified, and with proper postage and registration or certification fees prepaid, addressed at their principal place of business or to such other address as may be designated by either party in writing.

     5. This Agreement shall be governed by and interpreted pursuant to the laws of the state of Colorado. By entering into this Agreement, the parties agree to the jurisdiction of the Colorado courts with venue in Jefferson, County Colorado. In the event of any breach of this Agreement, the prevailing party shall be entitled to recover all costs including reasonable attorney's fees.

     6. This Agreement may be executed in any number of counterparts, each of which when so executed an delivered shall be deemed an original, and it shall not be necessary, in making proof of this Agreement to produce or account for more than one counterpart.

     IN WITNESS WHEREOF, the parties hereto have subscribed their hands and seals the day and year first above written.

ATTORNEY:                                 COMPANY:
M.A. Littman                              DYNAMIC I-T, Inc.

/s/M.A. Littman                           /s/Spencer H. Young
------------------                        -----------------------------
M.A. Littman                              Spencer H. Young, President